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                                                                    EXHIBIT 10.2

[NOTE: THE FOLLOWING DOCUMENT HAS NOT BEEN REVISED
TO REFLECT THE EFFECTS OF THE COMPANY'S REVERSE
STOCK SPLIT.]

                           CAREY INTERNATIONAL, INC.
                            1992 STOCK OPTION PLAN

                            Effective July 28, 1992


1.   Purposes.  The purpose of the Carey International, Inc. 1992 Stock Option
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Plan (the "Plan") is to further the growth and development of Carey
International, Inc. ("Carey") and any subsidiary and parent corporations, as hereinafter defined (Carey and such subsidiary and parent corporations are collectively herein referred to, unless the context otherwise requires, as the "Company"), by granting to those employees of the Company and the other persons rendering services to the Company referred to in Section 6, as an incentive and encouragement to stock ownership, options ("Options") to purchase shares of the Company's common stock, par value $.01 per share ("Common Stock"), and thereby obtain a proprietary interest in the enterprise and a more direct stake in its continuing welfare.

     2.   Administration.  The Plan shall be administered by the Board of
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Directors of the Company (the "Board").


     3.   Grant of Options.  Options shall be granted on behalf of the Company
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by the Board; provided, however, that no Options under the Plan may be granted after July 28, 2002. The Board shall, from time to time and within the limits of the Plan, determine the persons to whom Options are to be granted, the number of shares to be optioned, the option price, the manner in which such option price shall be payable, and the time or times during the Exercise Period (as defined in Section 8) at which each such Option shall become exercisable. Options granted under the Plan may be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. Each Option granted under the Plan shall be designated by the Board at the time the Option is granted as either an incentive stock option or a non-statutory stock option.

     4.   Definitions.  As used herein, the terms "subsidiary corporation" and
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"parent corporation" shall mean a "subsidiary corporation" and a "parent corporation" as such terms are defined in Section 425 of the Code. As used herein, the term "10% shareholder" is an employee who, at the time an Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of Carey or any of its parent or subsidiary corporations.



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     5.   Shares Subject to the Plan.  An aggregate of up to 903,800 shares of
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the Common Stock shall be available for the grant of Options under the Plan.
Such shares may be authorized and unissued shares or shares held in Carey's treasury. All shares subject to Options that shall have terminated or shall have been cancelled for any reason (other than by surrender for cancellation upon any exercise of all or part of such Options) shall be available for subsequent optioning under the Plan.

     6.   Participants.  All officers and other key employees of the Company
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shall be eligible to receive incentive or non-statutory stock options and thereby become participants in the Plan. All non-employee directors of the Company and all persons retained by the Company solely as consultants shall be eligible to receive non-statutory stock options and thereby become participants in the Plan. In granting Options the Board may include or exclude previous participants in the Plan as the Board may determine.

     7.   Option Price.  The price at which shares may from time to time be
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optioned under the Plan shall be, in the case of incentive stock options granted to employees other than 10% shareholders, not less than the fair market value of such shares at the time the Option is granted, as determined in good faith by the Board at each time that such Options are granted by it. In the case of incentive stock options granted to 10% shareholders, such price shall be not less than 110% of such fair market value, and in the case of non-statutory stock options, such price shall be not less than par value.

     8.   Exercise Period.  Subject to the provisions of Section 15 and the
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following provisions of this Section 8, and unless otherwise provided in the option agreement entered into with respect to each Option granted by the Company to the participants (the "Option Agreement"), the period for exercising an Option (the "Exercise Period") shall be ten years from the date the Option was granted. Notwithstanding any provisions hereof to the contrary, the Exercise Period for an incentive stock option shall in no event be longer than the ten-year period beginning with the date of grant, or in the case of an incentive stock option granted to a 10% shareholder, the five-year period beginning with such date of grant.

     Unless otherwise provided in the Option Agreement, if a participant retires from the employ of the Company during the Exercise Period, the Option shall be exercisable by him or her only during the three months following his or her retirement (but in no event after the expiration of the Exercise Period) and only as to the number of shares, if any, as to which it was exercisable immediately prior to retirement.

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     Unless otherwise provided in the Option Agreement, if a participant ceases to be an employee, director or consultant of the Company by reason of his or her death during the Exercise Period, the Option shall be exercisable by either his or her executor or administrator or, if not so exercised, by the legatees or the distributees of his or her estate, only during the six months following his or her death (but in no event after the expiration of the Exercise Period); provided that a legatee or distributee can exercise such option only if such legatee or distributee is the participants's spouse, issue or a trustee or trustee principally for the benefit of such spouse and/or any of such issue. During such six-month period, the option shall be exercisable only as to the number of shares, if any, as to which it was exercisable immediately prior to death.

     Unless otherwise provided in the Option Agreement, if a participant ceases to be an employee, director or consultant of the Company by reason of that participant's permanent and total disability (as determined conclusively by the Company) during the Exercise Period, the Option shall be exercisable by him or her only during the six months following such cessation (but in no event after the expiration of the Exercise Period) and only as to the number of shares, if any, as to which it was exercisable immediately prior to such cessation.

     Unless otherwise provided in the Option Agreement, if a participant ceases to be an employee, director or consultant of the Company for any cause other than retirement, death or permanent and total disability during the Exercise Period, the Option shall be exercisable by him or her only during the thirty days following such cessation (but in no event after the expiration of the Exercise Period) and only as to the number of shares, if any, as to which it was exercisable immediately prior to such cessation.

     9.   Payment for Shares and Related Matters.  Full payment for shares
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purchased, together with the amount of any tax or excise due in respect of the sale and issue thereof, shall be paid at the time of exercise and shall be made in cash or by certified or bank cashier's check or, in the discretion of the Board, in whole or in part by delivery of shares of the Common Stock having a fair market value at the date of such delivery (determined in a manner approved by the Board) of not less than the amount for which payment is being made by delivery of the shares. Carey will issue no certificates for shares until (a) full payment therefor has been made and (b) the person purchasing such shares provides for payment to (or withholding by) the Company of all amounts, if any, required under then applicable provisions of the Code and state and local tax laws to be withheld with respect to such purchase. A participant shall have none of the rights of a stockholder until certificates for the shares purchased are issued to him or her.

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     10.  Nonassignability. Each Option by its terms shall not be transferable
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otherwise than by will or the laws of descent and distribution and shall be exercisable, during a participant's lifetime, only by him or her.

     11.  Conditions to Exercise of Options. The Board may, in its discretion,
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require as conditions to the exercise of Options and the issuance of shares thereunder either (a) that a registration statement under the Securities Act of 1933, as amended, with respect to the Options and the shares to be issued on the exercise thereof shall have become, and continue to be, effective, or (b) that the participant (i) shall have represented, warranted and agreed, in form and substance satisfactory to the Company, at the time of exercising the Option, that he or she is acquiring the shares for his or her own account, for investment and not with a view to or in connection with any distribution, (ii) shall have agreed to restrictions on transfer in form and substance satisfactory to the Company, and (iii) shall have agreed to an endorsement which makes appropriate reference to such representations, warranties, agreements and restrictions on the certificate(s) representing the shares. In addition, all shares issued to participants upon exercise of Options shall be subject to any and all restrictions on transfer, including without limitation rights of first refusal, imposed by applicable state or federal securities laws or by the Articles of Organization or the By-Laws of Carey as then in effect.

     12.  Conditions to Effectiveness of the Plan. The Plan shall not become
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effective and any Options granted hereunder shall not be exercisable unless and until the Plan shall have been duly approved by the stockholders of Carey.

     13.  Termination or Amendment. The Board may terminate or amend the Plan at
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any time, and from time to time. The Board may not, however, increase the maximum number of shares in the aggregate that may be offered for sale under Options or change the manner of determining the option price or the class of employees eligible to receive incentive stock options under the Plan or, without the consent of the participant, alter or impair any Option previously granted to him or her under the Plan, except as provided in Sections 14 and 15.

     14.  Effect of Changes in Common Stock. If Carey shall combine, subdivide
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or reclassify the shares of Common Stock which have been or may be optioned, or shall declare thereon any dividend payable in shares of Common Stock, or shall take any other action of a similar nature affecting the Common Stock, then the number and class of shares of stock as to which Options may thereafter be granted (in the aggregate and to any participant) shall be appropriately adjusted and, in the case of each Option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased

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pursuant to such Option and the option price per share shall likewise be appropriately adjusted, all to such extent as may be determined by the Board, with the approval of counsel, to be necessary to preserve unimpaired the rights of the participant. Each and every such determination shall be conclusive and binding upon such participant.

     15.  Effect of Reorganizations. In case of any one or more
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reclassifications, changes or exchanges of outstanding shares of Common Stock or other stock (other than as provided in Section 14), or consolidations of Carey with, or mergers of Carey into, other corporations, or other recapitalizations or reorganizations (other than consolidations with a subsidiary in which Carey is the continuing corporation and which do not result in any reclassifications, changes or exchanges of shares of Carey), or in case of any one or more sales or conveyances to any other corporation of the property of the Company as an entirety, or substantially as an entirety, any and all of which are hereinafter in this Section called "Reorganizations," a participant shall have the right, upon any subsequent exercise of an Option, to acquire the same kind and amount of securities and property which such participant would then have if such participant had exercised such Option immediately before the first of any such Reorganizations and continued to hold all securities and property which came to such participant as a result of that and subsequent Reorganizations, less all securities and property surrendered or cancelled pursuant to any of same, the adjustment rights in Section 14 and this Section being continuing and cumulative.

     Notwithstanding any provision of Section 8 or any foregoing provision of this Section to the contrary, the Board shall have the right in connection with any Reorganization, upon not less than 30 days' written notice to the participants, to terminate the Exercise Period, and in such event all outstanding Options may be exercised only at a time prior to or simultaneously with the consummation of such Reorganization. In connection with such termination of the Exercise Period, the Board may in its discretion cause some or all of such Options to become fully exercisable notwithstanding any contrary terms of the Plan or of the Option Agreements relating to such Options.

     In the event of the sale of all of the capital stock of Carey for cash or the liquidation of Carey, unless the Board votes otherwise and so notifies all persons holding Options prior to such sale or liquidation, all outstanding Options to the extent not already exercisable shall become fully exercisable at the time of such sale or liquidation and, notwithstanding any provision of
Section 8 to the contrary, the Exercise Period for such Options shall terminate immediately after such sale or liquidation.

     16.  Interpretation. The Board shall interpret the Plan and make and amend
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such regulations with regard to the Plan as it may deem appropriate.

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